Subsequent events	9 Months Ended
Sep. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
The following subsequent events occurred after September 30, 2023:
Public warrants exchange
As at September 30, 2023, the Group had 13,799,948 public warrants outstanding and no private placement warrants. On October 3, 2023, the Group announced the completion of its previously announced exchange offer (dated August 25, 2023) and consent solicitation relating to its outstanding public warrants. On October 3, 2023, the Company issued 2,996,918 ordinary shares in exchange for the 13,029,838 public warrants tendered in the exchange offer. The remaining 770,110 public warrants were exchanged for 159,712 ordinary shares, effective October 18, 2023. No consideration was received from the Company as part of the exchange. As a result of these transactions, no public warrants remain outstanding.
Guarantee facility
On December 19, 2022, the Group has entered into a renewed facility agreement with a group of lenders led by Société
Générale and Banco Santander, which included up to €30,000 thousand to be used for issuance of guarantees and letters of credit. The first letters of credit were issued on October 19, 2023 to Solarpark Lindenhof GmbH, as follows: one letter of credit from Banco Santander for the maximum original amount of €6,250 thousand and one letter of credit from Société
Générale for the maximum original amount of €6,250 thousand.